The Company	12 Months Ended
Dec. 31, 2016
Organization, Consolidation and Presentation of Financial Statements [Abstract]
The Company

1 The Company

NXP Semiconductors N.V. (including our subsidiaries, referred to collectively herein as “NXP”, “NXP Semiconductors”, “we”, “our”, “us” and the “Company”) is a global semiconductor company incorporated in the Netherlands as a Dutch public company with limited liability (naamloze vennootschap). We provide leading High Performance Mixed Signal and Standard Product solutions that leverage our deep application insight and our technology and manufacturing expertise in radio frequency, analog, power management, interface, security and digital processing products. Our product solutions are used in a wide range of application areas including: automotive, identification, wireless infrastructure, lighting, industrial, mobile, consumer, computing and software solutions for mobile phones.

On December 7, 2015, we acquired Freescale Semiconductor, Ltd. (“Freescale”). The results presented in the Consolidated Financial Statements and Notes to the Consolidated Financial Statements include Freescale’s results of operations for the periods of December 7, 2015 through December 31, 2015 and 2016 (the “Post-Merger Period”).

On October 27, 2016, NXP entered into a purchase agreement (the “Purchase Agreement”) with Qualcomm River Holdings B.V. (“Buyer”), a wholly-owned, indirect subsidiary of Qualcomm Incorporated. Pursuant to the Purchase Agreement, Buyer commenced a tender offer to acquire all of the issued and outstanding common shares of NXP for $110 per share in cash, for estimated total cash consideration of $38 billion. The tender offer is not subject to any financing condition. An Extraordinary General Meeting of NXP’s shareholders was convened on January 27, 2017, in connection with the offer where the shareholders of NXP approved all resolutions brought before them, with 95% of the votes cast in favor of each such resolution. In light of the foregoing, the tender offer is now conditioned on the tender of 80% of the outstanding shares of NXP, and Buyer, with NXP’s prior written consent (not to be unreasonably withheld, conditioned or delayed), may reduce the required threshold to a percentage not less than 70% of the outstanding shares. Pending the receipt of certain regulatory approvals, as well as satisfaction of other customary closing conditions, the proposed transaction is expected to close by the end of calendar 2017.

The Purchase Agreement contains certain termination rights for NXP and Buyer. If the Purchase Agreement is terminated under certain circumstances, including termination by NXP to enter into a superior proposal for an alternative acquisition transaction or a termination following a change of recommendation by the NXP Board, NXP will be obligated to pay to Buyer a termination compensation equal to $1.25 billion in cash. If the Purchase Agreement is terminated under certain circumstances, including circumstances relating to the failure to obtain antitrust approvals or failure to complete in all material respects certain internal reorganization steps and related dispositions with respect to NXP, Buyer will be obligated to pay to NXP a termination compensation equal to $2 billion in cash.

On June 14, 2016, NXP announced an agreement to divest its Standard Products (“SP”) business to a consortium of financial investors consisting of Beijing JianGuang Asset Management Co., Ltd (“JAC Capital”) and Wise Road Capital LTD (“Wise Road Capital”). On February 6, 2017 we divested SP, receiving $2.75 billion in cash proceeds.